Exhibit 99.1

3Q 2019 Earnings Call October 16, 2019

2 Certain statements included in this presentation are forward - looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance . Such forward - looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward - looking statements . Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals”, “targets” and similar expressions are intended to identify forward - looking statements . Additionally, forward - looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured . All forward - looking statements in this presentation are based upon information available to us on the date of this presentation . We undertake no obligation to publicly update or revise any forward - looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law . Our actual results could differ materially from these forward - looking statements due to numerous factors including, without limitation, the following : our ability to execute our strategic operating plan, including our growth, revenue - generating and cost - control initiatives ; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets) ; risks of doing business globally, including instability and political developments that may impact our operations in certain countries ; demand for travel and the impact that global economic and political conditions have on customer travel patterns ; our capacity decisions and the capacity decisions of our competitors ; competitive pressures on pricing and on demand ; changes in aircraft fuel prices ; disruptions in our supply of aircraft fuel ; our ability to cost - effectively hedge against increases in the price of aircraft fuel, if we decide to do so ; the effects of any technology failures or cybersecurity breaches ; disruptions to services provided by third - party service providers ; potential reputational or other impact from adverse events involving our aircraft or operations, the aircraft or operations of our regional carriers or our code share partners or the aircraft or operations of another airline ; our ability to attract and retain customers ; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events ; the mandatory grounding of aircraft in our fleet ; disruptions to our regional network ; the impact of regulatory, investigative and legal proceedings and legal compliance risks ; the success of our investments in other airlines, including in other parts of the world ; industry consolidation or changes in airline alliances ; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers ; costs associated with any modification or termination of our aircraft orders ; disruptions in the availability of aircraft, parts or support from our suppliers ; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups ; any disruptions to operations due to any potential actions by our labor groups ; labor costs ; an outbreak of a disease that affects travel demand or travel behavior ; the impact of any management changes ; extended interruptions or disruptions in service at major airports where we operate ; U . S . or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union) ; the seasonality of the airline industry ; weather conditions ; the costs and availability of aviation and other insurance ; the costs and availability of financing ; our ability to maintain adequate liquidity ; our ability to comply with the terms of our various financing arrangements ; our ability to realize the full value of our intangible assets and long - lived assets ; and other risks and uncertainties set forth under Part I, Item 1 A . , “Risk Factors,” of our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2018 , our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2019 , as well as other risks and uncertainties set forth from time to time in the reports we file with the U . S . Securities and Exchange Commission . Safe Harbor Statement

Opening Remarks Oscar Munoz Chief Executive Officer

4 Diluted earnings per share grew 31% year - over - year; 33% on an adjusted basis ▪ Reported pre - tax earnings of $1.3B with a pre - tax margin of 11.9%, up 230bps versus 3Q18 ▪ Reported adjusted pre - tax earnings 1 of $1.4B with an adjusted pre - tax margin 1 of 12.1%, up 250bps versus 3Q18 ▪ Another quarter of strong results despite severe weather, volatile global markets and the MAX grounding 1 Excludes special charges, the mark - to - market impact of financial instruments and imputed interest on certain finance leases. Fo r a GAAP to non - GAAP reconciliation, see Appendix A. $3.05 $3.99 $3.05 $4.07 3Q18 3Q19 33% Diluted Earnings Per Share GAAP As adjusted 1

5 Raised full year 2019 adjusted diluted EPS guidance ▪ Third consecutive quarter of pre - tax margin expansion and fourth consecutive quarter of adjusted pre - tax margin expansion ▪ On track to deliver our full year adjusted diluted EPS targets for 2019 and 2020 Initial Guidance 2019E July Update 2019E 2020E $10.00 - $12.00 October Update 2019E $10.50 - $12.00 $11.25 - $12.25 $11.00 - $13.00 Adjusted Diluted Earnings Per Share 1 1 Excludes special charges and the mark - to - market impact of financial instruments, the nature of which are not determinable at thi s time, and imputed interest on certain finance leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

Business Update Scott Kirby President

Operational Update Greg Hart Executive Vice President and Chief Operations Officer

8 United continued to run a great operation in the third quarter ▪ #1 in on - time departures at all hubs where we face a large competitor – #1 in D:00 for 15 th month in a row in LAX – #1 in D:00 for 31 st month in a row in ORD – #1 in D:00 for 55 th month in a row in DEN ▪ We faced double the rate of air traffic control delays versus competitors across the system ▪ Using technology to help employees manage irregular operations and improve the customer experience

Digital Update Linda Jojo Executive Vice President Technology and Chief Digital Officer

10 Continually innovating to benefit customers and employees Employees Customers ▪ 60,000 mobile devices for frontline employees ▪ Leveraging machine learning and artificial intelligence to make informed aircraft swaps ▪ Pre - payment for bags at ticket purchase with automatic refund if customer changes their mind ▪ Upgrade purchases directly in mobile app ▪ Increased personalization within mobile app

Commercial Update Andrew Nocella Executive Vice President and Chief Commercial Officer

12 Geographic region overview – consolidated 3Q PRASM up 1.7% year - over - year Domestic Latin Pacific Atlantic 1 Based on full year 4 Q 18 - 3 Q 19 capacity . 2 During the third quarter of 2019 , United implemented a new revenue accounting software system which allowed it to more precisely determine the geographic regions associated with certain ancillary passenger revenue items . Prior to July 2019 , those ancillary revenue items were determined using an allocation method that was based on revenue from passenger travel . While the total passenger revenue is not impacted, the geographic totals for each period are not comparable year - over - year due to the change . The third quarter 2018 passenger revenue utilized in the year - over - year comparisons displayed, was adjusted using the third quarter 2019 percentages . For more information, please refer to United’s earnings release for the third quarter of 2019 , dated October 15 , 2019 . We expect fourth quarter 2019 year - over - year consolidated PRASM to be flat to up 2.0% % ASMs 1 3Q19 YOY PRASM H/(L) 2 Notes 57% 2.1% Strong close - in bookings 18% 0.8% Strong US point - of - sale offset weak Europe point - of - sale driven by a strong dollar 15% (3.4%) Incremental weakness in HKG 10% 7.2% Robust demand across the region

Commercial initiatives expected to drive long-term impact

Product

- First set of ten CRJ-550s expected to be in service by the end of October at ORD
- Expect to have 54 CRJ-550s flying by fall 2020

Loyalty

- Announced MileagePlus miles no longer expire
- Replaced MileagePlus upgrade certificates with PlusPoints that can be managed through the United mobile app

Segmentation

- Recently started selling Premium Plus seats on select flights from New York to California
- Over 50% more Economy Plus seats per departure on mainline flights versus competitors

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Financial Update Gerry Laderman Executive Vice President and Chief Financial Officer

15 Third quarter 2019 diluted earnings per share up 31% year - over - year 1 Includes non - fuel operating expense and non - operating expense. $M 3Q19 3Q18 H/(L) Total revenue $11,380 $11,003 3.4% Fuel expense $2,296 $2,572 (10.7%) Non - fuel expense 1 $7,735 $7,373 4.9% Pre - tax earnings $1,349 $1,058 27.5% Net income $1,024 $833 22.9% Diluted earnings per share $3.99 $3.05 30.8% Weighted average shares, diluted 256.4 273.6 (6.3%) Pre - tax margin 11.9% 9.6% 2.3 pts.

16 Third quarter 2019 adjusted diluted earnings per share up 33% year - over - year $M 3Q19 3Q18 H/(L) Total revenue $11,380 $11,003 3.4% Fuel expense $2,296 $2,572 (10.7%) Adjusted n on - fuel expense 1,2 $7,707 $7,372 4.5% Adjusted pre - tax earnings 2 $1,377 $1,059 30.0% Adjusted net income 2 $1,046 $834 25.4% Adjusted diluted earnings per share 2 $4.07 $3.05 33.4% Weighted average shares, diluted 256.4 273.6 (6.3%) Adjusted pre - tax margin 2 12.1% 9.6% 2.5 pts. Note: For a GAAP to non - GAAP reconciliation, see Appendix A. 1 Includes non - fuel operating expense and non - operating expense. 2 Excludes special charges, the mark - to - market impact of financial instruments and imputed interest on certain finance leases.

Total CASM decreased 0.9% in third quarter 2019


Total CASM
YOY H/(L)
~0.6%
(0.9%)
~(0.8%)
3Q19
4Q19E[1]
FY19E[1]

[1] Excludes special charges. While the company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.

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Non-fuel CASM increased 2.1% in third quarter 2019

Non-fuel CASM[1]
YOY H/(L)



~3.5%
2.1%
3Q19
4Q19E2

2019 Expected Cost Headwinds

- Grounding of Boeing 737 MAX aircraft
- Suspension of ORD to HKG flight

2019 Expected Cost Tailwinds

- Asset efficiency

Expect full year 2019 non-fuel CASM[1,2] to be up ~1.2%

[1] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A.
[2] While the company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.

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19 Balance sheet and fleet update ▪ Repurchased $363M worth of shares in the third quarter of 2019 ▪ Raised $1.2B of EETC debt at a blended interest rate of ~2.8% ▪ During the quarter, took delivery of nine new Embraer E175 aircraft and six used Airbus A319 aircraft ▪ Purchased 11 mainline and 26 regional aircraft off - lease Balance Sheet Fleet Update

Fourth quarter 2019 guidance summary

	4Q19
Capacity	~3.0%
PRASM	Flat - 2.0%
CASMex[1]	~3.5%
Fuel price[2]	$1.99 - $2.09
Adjusted pre-tax margin[3]	7.0% - 9.0%

[1] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A.
[2] Fuel price including taxes and fees. This price per gallon corresponds to fuel expense as reported in the Statements of Consolidated Operations.
[3] Excludes special charges and the mark-to-market impact of financial instruments, the nature of which are not determinable at this time, and imputed interest on certain finance leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

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Full year 2019 guidance summary

	FY19 January Guidance	FY19 April Guidance	FY19 July Guidance	FY19 Update
Capacity	4.0% - 6.0%	4.0% - 5.0%	3.0% - 4.0%	~3.5%
CASMex[1]	Flat to better	~Flat	0.5% - 1.0%	~1.2%
Adjusted diluted EPS[2]	$10.00 - $12.00	$10.00 - $12.00	$10.50 - $12.00	$11.25 - $12.25
Adjusted capex[3] ($B)	~$4.7	~$4.7	~$4.9	~$4.9

[1] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A.
[2] Excludes special charges and the mark-to-market impact of financial instruments, the nature of which are not determinable at this time, and imputed interest on certain finance leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.
[3] Non-cash capital expenditures are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis.

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Question & Answer Session

Appendix A: reconciliation of GAAP to Non-GAAP financial measures

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including adjusted pre-tax income (loss), adjusted pre-tax margin, adjusted diluted earnings (loss) per share, adjusted non-fuel expense, adjusted net income (loss) and CASM, excluding special charges, third-party business expenses, fuel, and profit sharing, among others. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL's ongoing performance. UAL believes that adjusting for MTM gains and losses on financial instruments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. UAL believes that adjusting for interest expense related to finance leases of Embraer ERJ 145 aircraft is useful to investors because of the accelerated recognition of interest expense. For additional information related to special charges, see the press release issued by UAL, dated October 15, 2019, and filed on that date with the U.S. Securities and Exchange Commission as an exhibit to UAL's Form 8-K. Reconciliations of reported non-GAAP financial measures to the most directly comparable GAAP financial measures are included below.

(In millions, except pre-tax margin and diluted earnings per share)	Three Months Ended September 30,	
Adjusted Pre-tax Income	2019	2018
Pre-tax income (GAAP)	$1,349	$1,058
Adjusted to exclude:		
Special charges	27	17
MTM gains on financial instruments	(21)	(29)
Interest expense on ERJ 145 finance leases	22	13
Adjusted pre-tax income (Non-GAAP)	$1,377	$1,059
Adjusted Pre-tax Margin		
Total operating revenue	$11,380	$11,003
Pre-tax margin (GAAP)	11.9%	9.6%
Adjusted pre-tax margin (Non-GAAP)	12.1%	9.6%
Adjusted Diluted Earnings Per Share		
Diluted earnings per share (GAAP)	$3.99	$3.05
Adjusted to exclude:		
Special charges	0.10	0.06
MTM gains on financial instruments	(0.08)	(0.11)
Interest expense on ERJ 145 finance leases	0.08	0.05
Income tax benefit related to adjustments	(0.02)	-
Adjusted diluted earnings per share (Non-GAAP)	$4.07	$3.05
Weighted average shares, diluted	256.4	273.6

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25 Appendix A: reconciliation of GAAP to Non - GAAP financial measures (continued) (in millions) Three Months Ended September 30, Adjusted Non - Fuel Expense 2019 2018 Operating expenses (GAAP) $9,907 $9,816 Less: Aircraft fuel (2,296) (2,572) Add: Total nonoperating expense 124 129 Non - fuel expense 7,735 7,373 Adjusted to exclude: Special charges 27 17 MTM gains on financial instruments (21) (29) Interest expense on ERJ 145 finance leases 22 13 Adjusted non - fuel expense (Non - GAAP) $7,707 $7,372 Adjusted Net Income Net Income (GAAP) $1,024 $833 Adjusted to exclude: Special charges 27 17 MTM gains on financial instruments (21) (29) Interest expense on ERJ 145 finance leases 22 13 Income tax benefit related to adjustments (6) - Adjusted Net Income (Non - GAAP) $1,046 $834

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding special charges, third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL's ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties and fuel sales, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

(¢/ASM, except percentage change)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	% Increase/ (Decrease)
Consolidated CASM excluding special charges, third-party business expenses, fuel and profit sharing			
Cost per available seat mile (CASM) (GAAP)	13.20	13.32	(0.9)
Special charges (a)	0.04	0.02	NM
Third-party business expenses	0.07	0.04	75.0
Fuel expense	3.05	3.49	(12.6)
Profit sharing, including payroll taxes	0.24	0.17	41.2
CASM, excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	9.80	9.60	2.1

Consolidated CASM excluding special charges, third-party business expenses, fuel and profit sharing	Estimated 4Q 2019	4Q 2018
Consolidated CASM excluding special charges (b) (Non-GAAP)	~13.95	13.86
Third-party business expenses	~0.09	0.03
Fuel expense (c)	~3.10	3.46
Profit sharing	~0.15	0.12
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	~10.61	10.25

	Estimated FY 2019	FY 2018
Consolidated CASM excluding special charges and profit sharing (b) (d) (Non-GAAP)	~13.42	13.53
Third-party business expenses	~0.06	0.04
Fuel expense (c)	~3.13	3.38
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	~10.23	10.11

(a) Special charges include the impact of certain primarily non-cash impairment, severance and other similar accounting charges.
(b) Excludes special charges. While the Company anticipates that it will record such special charges throughout the year in 2019, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.
(c) Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond the Company's control.
(d) At this time the Company is unable to provide an estimate of full year profit sharing with reasonable certainty.

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